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Scudder Variable Series II


o    Scudder Technology Growth Portfolio


Supplement to the currently effective prospectuses


On July 24, 2003, shareholders of Scudder Technology Growth Portfolio voted to approve (i) a change in the portfolio's classification from a diversified company to a non-diversified company and (ii) a change to the portfolio's concentration policy to require the portfolio to concentrate its assets in the group of industries constituting the technology sector and permit the portfolio to concentrate its assets in one or more industries in the technology sector.

The following replaces the third paragraph under the section entitled "The Main Risks of Investing in the Portfolio."

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks. [GRAPHIC OMITTED]



July 24, 2003
SVS2-TGF